Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2013
Future Minimum Lease Payments Required under Operating Leases

The Company leases office space as mentioned in note 14. Expense for the operating lease was $29, $26, and $26 in 2013, 2012, and 2011, respectively. The future minimum lease payments required under operating leases are as follows:

2014	$22
2015	22
2016	24
2017	24
2018	24
2019 and beyond	36

Total	$152